[*] IMPORTANT NOTICE: Certain material, indicated by an asterisk ("*"), has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                                                  EXHIBIT 10.5.3

[EPOCH INTERNET LOGO APPEARS HERE]


                          Branded Services Agreement
                                Third Amendment

         This Amendment, entered into as of February 22, 1999, amends that certain Branded Services Agreement, dated April 2, 1998, as amended by certain amendments thereto ("Agreement"), between NET-tel Corporation ("Company") and Epoch Networks, Inc., d.b.a. Epoch Internet ("Epoch").

         WHEREAS, Company and Epoch desire to amend various provisions of the Agreement and Attachment A to the Agreement, as amended by certain amendments thereto ("Attachment A");

         NOW, THEREFORE, in consideration of the mutual promises provided herein, the parties hereto agree as follows:

1. Attachment A is hereby amended by adding thereto under the caption "Dedicated Access" the following:

"Branded Provider shall receive * percent (*%) off the below listed prices for DS3 (3-45 Mbps) connectivity for fixed and metered rate listed below:

Fixed Rate


---------------------------------------------------------------------------------------------------------
Service                            Base Monthly Rate                   Activation Fee
---------------------------------------------------------------------------------------------------------
3 Mb                               *                                   *
---------------------------------------------------------------------------------------------------------
6 Mb                               *                                   *
---------------------------------------------------------------------------------------------------------
9 Mb                               *                                   *
---------------------------------------------------------------------------------------------------------
12 Mb                              *                                   *
---------------------------------------------------------------------------------------------------------
15 Mb                              *                                   *
---------------------------------------------------------------------------------------------------------
21 Mb                              *                                   *
---------------------------------------------------------------------------------------------------------
30 Mb                              *                                   *
---------------------------------------------------------------------------------------------------------
35 Mb                              *                                   *
---------------------------------------------------------------------------------------------------------
45Mb                               *                                   *
---------------------------------------------------------------------------------------------------------

*Confidential treatment requested. The redacted material has been separately filed with the Securities and Exchange Commission.

Metered Rate  *% off prices listed below


-------------------------------------------------------------------------------------------------------------------------
Service                Base Monthly Fee         Monthly Usage Rate       Monthly Cap              Activation Fee
-------------------------------------------------------------------------------------------------------------------------
Select pro*            *                        *                        *                        *
-------------------------------------------------------------------------------------------------------------------------
Commerce               *                        *                        *                        *
-------------------------------------------------------------------------------------------------------------------------
3Mb - 15Mb             *                        *                        *                        *
-------------------------------------------------------------------------------------------------------------------------
15Mb - 30Mb            *                        *                        *                        *
-------------------------------------------------------------------------------------------------------------------------
30Mb - 45Mb            *                        *                        *                        *
-------------------------------------------------------------------------------------------------------------------------

* Some restrictions apply.

The above fees are for Internet access ONLY. They do NOT include LEC/IXC installations or monthly LEC/IXC charges."

Epoch agrees to sell the equipment to Branded Provider for DS3 access for a price equal to Epoch's cost of goods purchased, including shipping and taxes, plus * percent (*%). Equipment may only be purchased, but not leased, from Epoch."

2. Attachment A is hereby amended by adding after the caption "Dedicated Access" the following new section:

   "Customer Provided Access:
   -------------------------

   Branded Provider may provision the local loops for its customers. Epoch agrees to provide support in such process if requested by representatives of Branded Provider's Operations Desk, or such other source as Branded Provider may designate. Except as set forth in the table below, Epoch agrees that it shall accept requests for such support from no other source. Branded Provider agrees to pay Epoch for such support services $* per hour, in * (*) minute increments, and a * (*) minute minimum, subject to the following guidelines with respect to the application of such rate:

Charges Commence When:                              Charges Terminate When:
 .  Epoch Provisioning is required to call           .  Upon receipt of required information
   Branded Provider's customer to obtain
   necessary information
 .  Epoch Provisioning is required to                .  Upon resolution of such provisioning
   troubleshoot problems at Branded Provider's         problem
   customers end
 .  Epoch Provisioning is requested by Branded       .  Upon completion of such provisioning
   Provider's Operations Desk to assist with a         assistance
   customer ordered circuit

*Confidential treatment requested. The redacted material has been separately filed with the Securities and Exchange Commission.

In the case of customer provided, LEC circuits, shall charge Branded Provider cross-connect fees in an amount equal to cost plus *% for TI connections and for DS3 connections connections."

3. Attachment A is hereby amended by adding after the caption "Web Hosting and Server Co-Location" the following new section:

   "Cancellation:
   -------------

   Branded Provider shall notify the Business Operations Manager ("BOM") assigned to it at Epoch of the cancellation of any order for Internet access services resold by Branded Provider within * (*) hours of receipt of such order by Epoch, and Epoch shall have * (*) hours to execute such cancellation. Branded Provider agrees to pay Epoch a fee of $* for each cancellation. In addition, if Branded Provider notifies Epoch of cancellation more than * (*) hours after receipt of such order by Epoch, Branded Provider shall pay Epoch (i) the LEC installation fees and monthly charges incurred by Epoch, (ii) Epoch activation fees and * (*) month of Epoch's monthly recurring charge for the services being cancelled and (iii) any shipping charges actually incurred by Epoch.

4. The terms and provisions of the Agreement shall remain in full force and effect, except as expressly modified or amended by this Amendment.

     This Amendment shall be attached to and become part of the Agreement.

     IN WITNESS WHEREOF, the parties have set their hands to this Amendment as of the date first above written.


         EPOCH NETWORKS, INC.                         NET-tel CORPORATION


By:          /s/ Scott Purcell                By:            /s/ James F. Kenefick
         ------------------------                     -----------------------------
Name:        Scott Purcell                    Name:          James F. Kenefick
         ------------------------                     -----------------------------
Its:         President                        Its:           President
         ------------------------                     -----------------------------

         18201 Von Karman Avenue, 5th Floor           1023 31st Street, NW
         Irvine, CA 92612                             Washington, DC 20007
Tel:     949-474-4950  Tel:                    Tel:   202-736-5100
Fax:     949-955-3229  Fax:                    Fax:   202-736-1680

*Confidential treatment requested. The redacted material has been separately filed with the Securities and Exchange Commission.